UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
June 24, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

 Item 5.      Other Events

     On June 24, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated June 24, 2002 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

 Date: June 25, 2002                                             By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: June 25, 2002                                             By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS ANNOUNCES STRATEGIC PAYMENT DEFERRALS
LINKED TO PROPOSED CONSENSUAL RESTRUCTURING PLAN

     ARLINGTON, Va., June 24, 2002 -- As it continues its voluntary restructuring efforts, US Airways said today that it is implementing a strategic initiative involving the deferrals of selected payments. The payment deferrals are focused principally on aircraft lessors and lenders, all of which have been notified, including aircraft that have already been grounded and selected older Boeing aircraft in service that have been targeted as part of the restructuring plan. The Company is currently negotiating with various creditors, including these aircraft lessors and lenders, to reduce and restructure its costs and obligations under existing agreements. The Company said that the payment deferrals do not involve any public debt obligations or payments related to its Airbus aircraft fleet, all of which are current and which the Company presently intends to continue to pay in the ordinary course of business.

     The Company said that it was otherwise paying its day-to-day obligations and did not anticipate any impact to its customers, employees, airports or other operations. The Company also said that the strategic lessor/lender and vendor payment deferral initiatives were not linked to the Company's current cash position.

     "We have taken this step as a prudent course of action while we seek to successfully complete a consensual restructuring plan outside of Chapter 11 reorganization," said President and Chief Executive Officer Dave Siegel. "We anticipate that the lessors and lenders affected will voluntarily participate in our restructuring plan, when fully negotiated and implemented. The completion of a voluntary restructuring plan requires an agreement with our employees to reduce labor costs, agreements with key lenders, lessors and vendors to reduce costs, issuance of a federal loan guarantee, an international and domestic alliance agreement with other air carriers to improve our route network and enhance revenues, and the addition of a very substantial number of regional jets to become competitive in the industry."

-more-

US AIRWAYS ANNOUNCES STRATEGIC PAYMENT DEFERRALS
LINKED TO PROPOSED CONSENSUAL RESTRUCTURING PLAN
Page Two
June 24, 2002

     As previously announced, US Airways has applied to the Air Transportation Stabilization Board (ATSB) for a federal loan guarantee of $900 million of a $1 billion loan to help finance its restructuring. Simultaneous to the loan guarantee request, it is in negotiations with its labor unions, creditors, lessors and vendors to reduce operating costs by up to $1.3 billion annually over the next seven years. The Company has stated its preferred course of action is to implement a voluntary restructuring program, but has also acknowledged that the Company intends to successfully restructure the airline under all circumstances which could also involve a judicial reorganization if the voluntary restructuring program is not achieved.

     The Company acknowledged the possibility that it may receive notices of default which could eventually lead to cross-defaults under agreements with other lessors, vendors and creditors. Such cross-defaults could lead to an acceleration of payment demands by the Company's creditors, which if not rescinded, could require the Company to implement its restructuring plan through a Chapter 11 bankruptcy reorganization.

     "All of our actions are designed to successfully restructure the airline and maintain our ability to protect our customers and the communities we serve," said Siegel. "We are an important carrier east of the Mississippi where more than 60 percent of the U.S. population resides, and we take very seriously our mission to serve our customers."

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, will be contained in a Form 8-K filed today with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

NUMBER: 4308